UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 14, 2007


                        LIBERTY TAX CREDIT PLUS III L.P.


             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE


                 (State or Other Jurisdiction of Incorporation)
                 0-24656                                     13-3491408
--------------------------------------------------------------------------------
        (Commission File Number)                   (IRS Employer Identification)

          625 Madison Avenue

           New York, New York                                  10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 317-5700

              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Liberty Tax Credit Plus III L.P. (the "Registrant") received notice on June 14, 2007 from its independent accountants, Trien Rosenberg Rosenberg Rosenberg Weinberg Ciullo and Fazzari, LLP ("Trien"), that the financial statements of Citrus Meadows Apartments, Ltd., a subsidiary of the Registrant (the "Subsidiary Partnership"), had been retrospectively restated to reflect a correction of an error relating to the terms of a land loan promissory note. As a result of such restatement, Trien advised that its previously issued audit reports dated June 22, 2006 and June 15, 2005 on the Registrant's underlying financial statements for the fiscal years ended March 31, 2006 and March 31, 2005 could no longer be relied upon.

After discussing with Trien the issues raised by the error reported by the Subsidiary Partnership, Registrant's management will reflect the corrected Subsidiary Partnership financial statements in its Form 10-K for the fiscal year ended March 31, 2007, which will be filed with the Securities Exchange Commission shortly, by restating the comparative financial statements for the fiscal years ended March 31, 2006 and March 31, 2005. The effects of the prior period adjustment resulted in the following changes:

                                                     2006                              2005
                                        ------------------------------    ------------------------------
                                        As previously                     As previously
                                           Reported       As Restated        Reported       As Restated
                                        -------------    -------------    -------------    -------------
Balance Sheet including discontinued:
Accrued interest payable                $  17,923,357    $  16,993,251    $  17,806,060    $  16,935,954
Deficit                                  (103,076,585)    (102,146,479)     (96,403,274)     (95,533,168)

Statement of Operations including
  discontinued:
Interest                                $  12,170,006    $  12,110,006    $  13,126,347    $  13,066,347
Net loss                                    6,713,311        6,653,311       12,939,404       12,879,404

Net loss per BAC                        $       47.78    $       47.35    $       92.09    $       91.66


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
         (a)      Financial Statements

                  Not applicable
         (b)      Pro Forma Financial Information
                  Not applicable
         (c)      Exhibits
                  Not applicable

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        LIBERTY TAX CREDIT PLUS III L.P.
                                  (Registrant)


                                    By: RELATED CREDIT PROPERTIES III L.P.,
                                        a General Partner


                                        By:  Related Credit Properties III Inc.,
                                             its general partner


Date:  June 26, 2007
       -------------
                                             By:  /s/ Glenn F. Hopps
                                                  ------------------
                                                  Glenn F. Hopps
                                                  Treasurer




                                    By: LIBERTY GP III INC.,
                                        a General Partner



Date:  June 26, 2007
       -------------
                                        By:  /s/ Glenn F. Hopps
                                             -----------------
                                             Glenn F. Hopps
                                             Treasurer